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                      JPMORGAN INTERNATIONAL EQUITY FUNDS
                   JPMORGAN FLEMING INTERNATIONAL EQUITY FUND
                           INSTITUTIONAL CLASS SHARES
                              SELECT CLASS SHARES
                           CLASS A AND CLASS B SHARES
                                 CLASS C SHARES

                       SUPPLEMENT DATED DECEMBER 11, 2001
                  TO THE PROSPECTUSES DATED SEPTEMBER 7, 2001

    The Fund's Board of Trustees has decided that it is in the best interests of the Fund and its shareholders to change the Fund's investment strategy to focus the investment process more on international equity securities with positive value characteristics, such as low price-to-book and price earnings ratios, and focus less on specific country allocations. The Fund's adviser will employ an investment process that combines fundamental research to identify portfolio securities and currency management decisions. The Fund will have a new benchmark, the Salomon Smith Barney Value Primary Market ex-US Index, and the Fund's industry weightings will generally approximate those of this new index rather than the Fund's previous benchmark, the MSCI EAFE Index. The Fund will also be renamed the JPMorgan Fleming International Value Fund. These changes are expected to be effective December 17, 2001.

    As of the effective date, the Fund will no longer be offered in these prospectuses, but will be available in separate prospectuses.

    The portfolio management team is led by Nigel F. Emmett, Vice President, who has been on the team since joining JPMorgan Chase (or one of its predecessors) in August 1997, and by Gerd Woort-Menker, Vice President, who joined the team in January 2001 and has been at JPMorgan Chase (or one of its predecessors) since 1987. Previously, Mr. Emmett was an assistant manager at Brown Brothers Harriman and Co. and a portfolio manager at Gartmore Investment Management. Prior to joining the team, Mr. Woort-Menker of the International Research Group.

                                                                    SUP-INT-1201